John Hancock Trust
Supplement dated December 19, 2008
to the Prospectus dated May 1, 2008
Expense Recapture
The following supplements the Fund Annual Expense table:
Effective January 1, 2009, the Adviser may recapture operating expenses reimbursed or fees waived under previous expense limitation or waiver arrangements and made subsequent to January 1, 2009, for a period of three years following the beginning of the month in which such reimbursement or waivers occurred.
Lifestyle Aggressive Trust
Lifestyle Balanced Trust
Lifestyle Conservative Trust
Lifestyle Growth Trust
Lifestyle Moderate Trust
The second full paragraph under investment strategies regarding rebalancing of the Funds assets to maintain target percentages in the Underlying Funds is amended and restated as follows:
“Within the prescribed percentage allocation, the subadviser selects the percentage level to be maintained in specific Underlying Funds. The subadviser may change this allocation from time to time. To maintain target allocation in the Underlying Funds, daily cash flows for the Fund will be directed to its Underlying Funds that most deviate from target. The subadviser may also rebalance the Fund’s Underlying Funds to maintain target allocations from time to time.”
Science & Technology Trust
Effective January 1, 2009, Ken Allen will replace Michael Sola as the portfolio manager of the Science & Technology Trust. Mr. Allen is a Vice President at T. Rowe Price Associates, Inc. (“T. Rowe Price”) and joined T. Rowe Price in 2000.
Small Cap Opportunities Trust
The Small Cap Opportunities Trust is currently co-subadvised by Invesco Aim Capital Management, Inc and Munder Capital Management. Effective December 19, 2008, Dimensional Fund Advisors, LP (“DFA”) replace Munder Capital Management as co-subadviser to the Fund. DFA will manage its portion of the Fund’s assets (the “DFA Subadvised Assets”) as follows:
DFA generally will invest the DFA Subadvised Assets in a broad and diverse group of readily marketable common stocks of small and mid cap companies traded on a principal U.S. exchange or on the over-the-counter market that DFA determines to be value stocks at the time of purchase. Securities are considered value stocks primarily because a company’s shares have a high book value in relation to their market value (a “book to market ratio”). In assessing value, DFA may consider additional factors, such as price to cash flow or price to earnings ratios, as well as economic conditions and developments in the issuer’s industry. The criteria DFA uses for assessing value are subject to change from time to time. As of the date of this supplement to the prospectus, DFA considers for investment companies whose market capitalizations are generally smaller than the 500th largest U.S. company. DFA uses a market capitalization weighted approach in weighing portfolio securities. See “Market Capitalization Weighted Approach” below. DFA does not intend to purchase or sell securities based on the prospects for the economy, the securities markets or the individual issuers whose shares are eligible for purchase.
DFA may sell portfolio securities when the issuer’s market capitalization increases to a level that substantially exceeds that of the issuer with the largest market capitalization that is then eligible for investment by the DFA Subadvised Assets. In addition, DFA may sell portfolio securities when their book to market ratios fall below those of the security with the lowest such ratio that is then eligible for purchase by the DFA Subadvised Assets. However, DFA anticipates generally to retain securities of issuers with relatively smaller market capitalizations for longer periods, despite any decrease in the issuers’ book to market ratios.
The total market capitalization ranges, and the value criteria used by DFA for the DFA Subadvised Assets, as described above, generally apply at the time of purchase. DFA will not be required to dispose of a security if the security’s issuer is no longer within the total market capitalization range or does not meet current value criteria. Similarly, DFA is not required to sell a security even if the decline in the market capitalization reflects a serious financial difficulty or potential or actual insolvency of the company. Securities that do meet the market capitalization and/or value criteria nevertheless may be sold at any time when, in DFA’s judgment, circumstances warrant their sale.
DFA may use derivatives, such as futures contracts and options on futures contracts, to gain market exposure on uninvested cash pending investment in securities or to maintain liquidity to pay redemptions. DFA may enter into futures contracts and options on futures contracts for U.S. equity securities and indices. DFA may also invest in ETFs and similarly structured pooled investments for the purpose of gaining exposure to the U.S. equity markets while maintaining liquidity.
Market Capitalization Weighted Approach
The strategy used by DFA in managing the DFA Subadvised Assets involves market capitalization weighting in determining individual security weights. Market capitalization weighting means each security is generally purchased based on the issuer’s relative market capitalization. Market capitalization weighting will be adjusted by DFA for a variety of factors. Additionally, DFA may consider such factors as free float, momentum, trading strategies, liquidity management and other factors determined to be appropriate by DFA given market conditions. DFA may deviate from market capitalization weighting to limit or fix the exposure of the DFA Subadvised Assets to a particular issuer to a maximum proportion of the assets of the DFA Subadvised Assets. DFA may exclude the stock of a company that meets applicable market capitalization criterion if DFA determines that the purchase of such security is inappropriate in light of other conditions. These adjustments will result in a deviation from traditional market capitalization weighting. A more complete description of Market Capitalization Weighted Approach is set forth in the SAI.
Change in Benchmark Index
The benchmark index for the Small Cap Opportunities Trust has changed from the Russell 2000 Value Index to the Russell 2000 Index since the Russell 2000 Index more accurately reflects the combined investment style of the two subadvisers to the Small Cap Opportunities Trust. The Average Annual Total Returns for the Period Ended December 31, 2007 are amended to reflect this change:

		Since	Date of
	One Year	Inception	Inception
Series I	-7.66%	15.23%	05/05/2003
Series II	-7.80%	15.01%	05/05/2003
Series NAVA	-7.61%	15.27%	05/05/2003
Russell 2000 Index B	-1.57%	15.73%
Russell 2000 Value IndexB	-9.78%	16.09%

A NAV shares were first offered on February 28, 2005. Performance prior to February 28, 2005 is that of Series I shares. Series I shares have higher expenses than NAV shares. Had the performance reflected NAV share expenses, performance would have been higher.
B The return for the Index under “Since Inception” may be calculated from the month end closest to the inception date of the Fund.
The following information supplements the biographical information found under the “Subadvisory Arrangements and Management Biographies” section under “Dimensional Fund Advisors LP””

Fund	Portfolio Managers
Small Cap Opportunities Trust	Stephen A. Clark
•	Stephen A. Clark. Senior Portfolio Manager and Vice President of Dimensional and chairman of Dimensional’s Investment Committee. Mr. Clark received his MBA from the University of Chicago and his BS from Bradley University. Mr. Clark joined the Advisor in 2001 and has been responsible for the portfolio management group since January 2006. Mr. Clark has coordinated the efforts of portfolio managers with respect to the day to day management of the Small Cap Opportunities Fund since December, 19 2008.
Core Equity Trust
U.S. Large Cap Trust
Income & Value Trust
Mid Cap Value Trust
Small Company Trust
Classic Value Trust
On December 19, 2008, the Board of Trustees approved an Agreement and Plan of Reorganization providing for the merger of the Acquired Trust listed below into the corresponding Acquiring Trust. A shareholder’s meeting has been scheduled for April 20, 2009 to approve the mergers. The mergers are scheduled to occur immediately after the close of business on Friday, May 1, 2009, subject to regulatory and shareholder approval.

Acquired Trust		Acquiring Trust
Core Equity Trust*	into	Fundamental Value Trust
U.S. Large Cap Trust	into	American Growth-Income Trust
Income & Value Trust	into	American Asset Allocation Trust
Mid Cap Value Trust**	into	Mid Value Trust
Small Company Trust***	into	Small Company Value Trust
Classic Value Trust****	into	Equity Income Trust

*The Board of Trustees approved replacing Legg Mason Capital Management, Inc., the subadviser to the Core Equity Trust, with Davis Selected Advisers, L.P. (“Davis”), the subadviser to the Fundamental Value Trust effective as of the time the net asset value is determined on December 19, 2008. The new subadvisory agreement with Davis will not result in any change in the level or scope of subadvisory services provided to the Core Equity Trust. The portfolio managers for the Core Equity Trust are:
•	Christopher C. Davis. Chairman; a Director, President or Vice President of each of the Davis Funds; a portfolio manager with Davis since 1995.

•	Kenneth Charles Feinberg. Co-Portfolio Manager; joined Davis in 1992; has co-managed other equity funds advised by Davis and also served as a research analyst.
**The Board of Trustees approved replacing Lord Abbett & Co. LLC, the subadviser to the Mid Cap Value Trust, with T. Rowe Price, the subadviser to the Mid Value Trust, effective as of the time the net asset value is determined on January 9, 2009. The new subadvisory agreement with T. Rowe Price will not result in any change in the level or scope of subadvisory services provided to the Mid Cap Value Trust. Effective January 9, 2009, the portfolio manager for the Mid Cap Value Trust will be:
•	David J. Wallack. A Vice President of T. Rowe Price since 1993, Mr. Wallack joined the firm in 1990.
***The Board of Trustees approved replacing American Century Investment Management, Inc., the subadviser to the Small Company Trust, with T. Rowe Price, the subadviser to the Small Company Value Trust, effective as of the time the net asset value is determined on December 19, 2008. The new subadvisory agreement with T. Rowe Price will not result in any change in the level or scope of subadvisory services provided to the Small Company Trust. The portfolio manager for the Small Company Trust is:
•	Preston G. Athey. A Vice President of T. Rowe Price since July 1, 2002; Mr. Athey joined the firm in 1978.
****The Board of Trustees approved replacing Pzena Investment Management, LLC, the subadviser to the Classic Value Trust, with T. Rowe Price, the subadviser to the Equity Income Trust effective as of the time the net asset value is determined on December 19, 2008. The new subadvisory agreement with T. Rowe Price will not result in any change in the level or scope of subadvisory services provided to the Classic Value Trust. The portfolio manager for the Classic Value Trust is:
•	Brian C. Rogers. Chairman of the Board of T. Rowe Price since January 1, 2007 and Chief Investment Officer since January 1, 2004; Mr. Rogers joined T. Rowe Price in 1982.
Core Equity Trust
In connection with Davis being appointed subadviser to the Core Equity Trust, the investment policies of the Core Equity Trust are amended and restated as follows:
GOAL: To seek growth of capital.
STRATEGY: Under normal market conditions, the Fund invests primarily in common stocks of U.S. companies with market capitalizations of at least $10 billion. The Fund may also invest in companies with smaller capitalizations.
The subadviser uses the Davis Investment Discipline in managing the Fund’s portfolio. The Davis Investment Discipline involves conducting extensive research to try to identify companies with durable business models that can be purchased at attractive valuations relative to their intrinsic value. The subadviser emphasizes individual stock selection and believes that the ability to evaluate management is critical. The subadviser routinely visits managers at their places of business in order to gain insight into the relative value of different businesses. Such research, however rigorous, involves predictions and forecasts that are inherently uncertain.
The subadviser has developed the following list of characteristics that it believes help companies to create shareholder value over the long term and manage risk. While few companies possess all of these characteristics at any given time, the subadviser seeks to invest in companies that demonstrate a majority, or an appropriate mix of these characteristics, although there is no guarantee that it will be successful in doing so.

•	Proven track record

•	Significant alignment of interest in business

•	Strong balance sheet

•	Low cost structure

•	High returns on capital

•	Non-obsolescent products/services

•	Dominant or growing market share

•	Global presence and brand names

•	Smart application of technology to improve business and lower costs
The subadviser’s goal is to invest in companies for the long term. The subadviser considers selling a security if it believes the stock’s market price exceeds its estimates of intrinsic value, or if the ratio of the risks and rewards of continuing to own the stock is no longer attractive.
The Fund may also invest up to 20% of total assets in foreign securities and fixed income securities.
Mid Cap Value Trust
In connection with T. Rowe Price being appointed subadviser to the Mid Cap Value Trust, the investment policies of the Mid Cap Value Trust are amended and restated as follows:
GOAL: To seek long-term capital appreciation.
STRATEGY: Under normal market conditions, the Fund invests at least 80% of its net assets in companies with market capitalizations that are within the Russell MidCap Index ($302 million to $49.2 billion as of February 29, 2008) or the Russell MidCap Value Index ($463 million to $49.3 billion as of February 29, 2008). The Fund invests in a diversified mix of common stocks of mid-size U.S. companies that are believed to be undervalued by various measures and offer good prospects for capital appreciation.
     The subadviser employs a value approach in selecting investments. The subadviser’s in-house research team seeks to identify companies whose stock prices do not appear to reflect their underlying values. The subadviser generally looks for companies with one or more of the following characteristics:
•	Low stock prices relative to net assets, earnings, cash flow, sales or business franchise value;

•	Demonstrated or potentially attractive operating margins, profits and/or significant cash flow generation;

•	Sound balance sheets and other positive financial characteristics;

•	Significant stock ownership by management; and

•	Experienced and capable management.
     The Fund’s sector exposure is broadly diversified as a result of stock selection and therefore may vary significantly from its benchmark, the Russell MidCap Value Index. The market capitalization of companies in the Fund and in the indices changes over time. The Fund will not automatically sell or cease to purchase stock of a company it already owns just because the company’s market capitalization grows or falls outside these ranges.
     The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses, or redeploy assets into more promising opportunities.
     In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

     The Fund may invest in IPOs. The Fund may purchase other types of securities, for example: convertible securities and warrants, foreign securities (up to 20% of total assets), certain ETFs, and certain derivatives (investments whose value is based on indices or other securities). For purposes of the Fund, ETFs are considered securities with a market capitalization equal to the weighted average market capitalization of the basket of securities comprising the ETF.
     The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The Fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.
     The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and risks associated therewith.
     Except as otherwise stated under “Additional Investment Policies — Temporary Defensive Investing” the Fund normally has less than 10% of its assets in cash and cash equivalents.
Small Company Trust
In connection with T. Rowe Price being appointed subadviser to the Small Company Trust, the investment policies of the Small Company Trust are amended and restated as follows:
GOAL: To seek long-term growth of capital.
STRATEGY: Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in companies with market capitalizations, at the time of investment, that do not exceed the maximum market capitalization of any security in the Russell 2000 Index ($11 million to $3.8 billion as of October 31, 2008). The Fund invests in small companies whose common stocks are believed to be undervalued.
Reflecting a value approach to investing, the Fund will seek the stocks of companies whose current stock prices do not appear to adequately reflect their underlying value as measured by assets, earnings, cash flow, or business franchises. The subadviser’s in-house research team seeks to identify companies that appear to be undervalued by various measures, and may be temporarily out of favor, but have good prospects for capital appreciation. In selecting investments, they generally look for some of the following factors:
•	Low price/earnings, price/book value or price/cash flow ratios relative to the S&P 500, the company’s peers or its own historic norm;

•	Low stock price relative to a company’s underlying asset values;

•	Above-average dividend yield relative to a company’s peers or its own historic norm;

•	A plan to improve the business through restructuring; and/or

•	A sound balance sheet and other positive financial characteristics.
While most assets will be invested in U.S. common stocks, the Fund may purchase other securities, including foreign securities (up to 20% of its total net assets), futures, and options. The Fund may invest in fixed income and convertible securities without regard to quality or rating, including up to 10% of total assets in non-investment grade fixed income securities (“junk bonds”). Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. These investments will be made only in companies, municipalities or entities that meet the Fund’s investment criteria. Certain of these investments may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender. Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not affect the Fund as much as they would a fund that invests more of its assets in fixed income securities.

In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons, including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.
The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The Fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.
The Fund may sell securities for a variety of reasons, such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivatives which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below (or even relatively nominal) rates. The SAI contains a more complete description of such instruments and the risks associated therewith.
Classic Value Trust
In connection with T. Rowe Price being appointed subadviser to the Classic Value Trust, the investment policies of the Classic Value Trust are amended and restated as follows:
GOAL: To provide substantial dividend income and also long-term capital appreciation.
STRATEGY: Under normal market conditions, the Fund invests at least 80% of its net assets (plus any borrowings for investment purposes) in equity securities, with at least 65% in common stocks of well-established companies paying above-average dividends.
The subadviser believes that income can contribute significantly to total return over time and expects the Fund’s yield to exceed that of the S&P 500 Index. Dividends can also help reduce the Fund’s volatility during periods of market turbulence and help offset losses when stock prices are falling.
The Fund employs a “value” approach and invests in stocks and other securities that appear to be temporarily undervalued by various measures and may be temporarily out of favor but have good prospects for capital appreciation and dividend growth. Value investors seek to buy a stock (or other security) when its price is low in relation to what they believe to be its real worth or future prospects. By identifying companies whose stocks are currently out of favor, value investors hope to realize significant appreciation as other investors recognize a stock’s intrinsic value. Finding undervalued stocks requires considerable research to identify the particular stocks, to analyze each company’s underlying financial condition and prospects, and to assess the likelihood that a stock’s underlying value will be recognized by the market and reflected in its price.
The Fund will generally consider companies with the following characteristics:
•	established operating histories;

•	above-average dividend yield relative to the S&P 500 Index;

•	low price/earnings ratios relative to the S&P 500 Index;

•	sound balance sheets and other financial characteristics; and

•	low stock price relative to a company’s underlying value, as measured by assets, cash flow or business franchises.

The Fund may also purchase other types of securities in keeping with its objective, including:
•	U.S. and non-U.S. dollar denominated foreign securities including American Depositary Receipts (ADRs) (up to 25% of total assets);

•	preferred stocks;

•	convertible stocks, bonds, and warrants;

•	futures and options; and

•	bank debt, loan participations and assignments.
The Fund may invest in fixed income securities without regard to quality or rating, including up to 10% in non-investment grade fixed income securities (“junk bonds”). Investments in a company may also be made through a privately negotiated note or loan, including loan participations and assignments. These investments will only be made in companies, municipalities or entities that meet the Fund’s investment criteria. Certain of these investments may be illiquid and holding a loan could expose the Fund to the risks of being a direct lender. Since the Fund invests primarily in equity securities, the risks associated with fixed income securities will not effect the Fund as much as they would a fund that invests more of its assets in fixed income securities.
The Fund holds a certain portion of its assets in money market reserves which can consist of shares of the T. Rowe Price Reserve Investment Fund (or any other internal T. Rowe Price money market fund) as well as U.S. and foreign dollar-denominated money market securities, including repurchase agreements, in the two highest rating categories, maturing in one year or less. The Fund may invest reserves in U.S. dollar currencies and non-U.S. dollar currencies.
The Fund may sell securities for a variety of reasons such as to secure gains, limit losses or redeploy assets into more promising opportunities.
The Fund may invest up to 10% of its total assets in hybrid instruments. Hybrid instruments are a type of high-risk derivative which can combine the characteristics of securities, futures and options. Such securities may bear interest or pay dividends at below market (or even relatively nominal) rates. The SAI contains more complete description of such instruments and the risks associated therewith.
In pursuing the Fund’s investment objective, the subadviser has the discretion to purchase some securities that do not meet its normal investment criteria, as described above, when it perceives an unusual opportunity for gain. These special situations might arise when the subadviser believes a security could increase in value for a variety of reasons including a change in management, an extraordinary corporate event, or a temporary imbalance in the supply of or demand for the securities.

John Hancock Trust
Supplement dated December 19, 2008
to the Statement of Additional Information dated May 1, 2008
The section of the SAI “Additional Investment Policies — Lending Securities” is amended and restated as follows:
Securities Lending. Each Fund may lend its securities so long as such loans do not represent more than 33 1/3% of the Fund’s total assets. As collateral for the loaned securities, the borrower gives the lending portfolio collateral equal to at least 102% of the value of the loaned securities (105% for foreign equity and corporate securities). The collateral will consist of cash (including U.S. dollar and non-U.S. dollar currency). The borrower must also agree to increase the collateral if the value of the loaned securities increases. As with other extensions of credit, there are risks that collateral could be inadequate in the event of the borrower failing financially, which could result in actual financial loss, and risks that recovery of loaned securities could be delayed, which could result in interference with portfolio management decisions or exercise of ownership rights. The collateral is managed by an affiliate of the Adviser. Each Fund will be responsible for the risks associated with the investment of cash collateral, including the risk that the Fund may lose money on the investment or may fail to earn sufficient income to meet its obligations to the borrower. In addition, a Fund may lose its right to vote its shares of the loaned securities at a shareholders meeting if the subadviser fails to timely recall the security or the borrower fails to return the recalled security in advance of the record date for the meeting.
Certain Funds have entered into an agreement with The Goldman Sachs Trust Company, doing business as Goldman Sachs Agency Lending (“Goldman Sachs”), as their securities lending agent (the “Securities Lending Agreement”). Under the Securities Lending Agreement, Goldman Sachs will generally bear the risk that a borrower may default on its obligation to return loaned securities.
Securities lending involves counterparty risk, including the risk that the loaned securities may not be returned or returned in a timely manner and/or a loss of rights in the collateral if the borrower or the lending agent defaults or fails financially. This risk is increased when a Fund’s loans are concentrated with a single or limited number of borrowers. There are no limits on the number of borrowers to which a Fund may lend securities and a Fund may lend securities to only one or a small group of borrowers. In addition, under the Securities Lending Agreement, loans may be made to affiliates of Goldman Sachs as identified in the Securities Lending Agreement.